EXHIBIT 23.2


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                          INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
Prime Medical Services, Inc.:

We consent to the use of our report incorporated herein by reference.


                                                  /s/ KPMG PEAT MARWICK LLP
                                                  -------------------------
                                                      KPMG PEAT MARWICK LLP

Austin, Texas
August 15, 1997